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                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                       Date of Report: February 13, 2001



                           SUMMIT BANCSHARES, INC.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Texas                      0-11986                   75-1694807
------------------------     ------------------------   ------------------------
(State of Incorporation)     (Commission File Number)   (I.R.S. Employer ID No.)



                  1300 Summit Avenue, Fort Worth, Texas 76102
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                   (Address of principal executive offices)


                                (817) 336-6817
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             (Registrant's telephone number, including area code)



                                      N/A
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        (Former name or former address, if changed since last report.)
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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT
                Not Applicable



ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS
                Not Applicable



ITEM 3.   BANKRUPTCY OR RECEIVERSHIP
                Not Applicable



ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
                Not Applicable



ITEM 5.   OTHER EVENTS

During February, Philip E. Norwood, Chairman of the Board of the Corporation, sold 12,000 shares of common stock of the Corporation. The sale of stock was made for the purpose of gaining cash to be used to pay Federal Income Taxes related to the exercise of stock options in 2000 previously granted to this individual.



ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS
                Not Applicable
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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the
    Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



SSUMMIT BANCSHARES, INC.



DATE:   February 13, 2001              By: /s/  Bob G. Scott
                                           -------------------------------------
                                           Bob G. Scott, Chief Operating Officer